March 14, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:     WM Trust I
        WM Trust II
        WM Strategic Asset Management Portfolios, LLC

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the undersigned, being the Secretary of each of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC (together, the "Trusts"), hereby submits this filing in lieu of a filing under Rule 497(c) under the Act and certifies that:

1. the definitive forms of Prospectus dated March 1, 2005 describing the Class A, Class B and Class C shares of each of the Trusts does not differ from those contained in the Trusts' most recent amendments to their respective registration statements on file with the Securities and Exchange Commission;

2. the definitive form of Prospectus dated March 1, 2005 describing the Class I Shares of WM Trust I and WM Trust II does not differ from that contained in such Trusts' most recent amendments to their respective registration statements on file with the Securities and Exchange Commission;

3. the definitive form of the Statement of Additional Information dated March 1, 2005 describing the shares of the Trusts does not differ from that contained in such Trusts' most recent amendments to their respective registration statements on file with the Securities and Exchange Commission; and

4. the texts of each of the Trusts' most recent amendments to their respective registration statements were each filed electronically with the Securities and Exchange Commission pursuant to Rule 485(b) under the Act.

No fees are required in connection with this filing. Please contact the undersigned at (206) 461-8622 with any questions or comments regarding this matter.


Very truly yours,

/s/ JOHN T. WEST
------------------
John T. West


CC:     Joseph B. Kittredge, Jr., Esq.
        Brian D. McCabe, Esq.
        Ryan C. Larrenaga, Esq.
        Marko S. Zatylny, Esq.